UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013 (October 31, 2011)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC..

(Exact name of registrant as specified in charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]		Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On November 4, 2011, Hartman Short Term Income Properties XX, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of Hartman Richardson Heights Properties LLC on October 31, 2011.  After reasonable inquiry we are not aware of any other material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Form 8-K filing referred to hereinabove.

Item 9.01 Financial Statements and Exhibits.

On October 31, 2011, the Company became the sole member of Hartman Richardson Heights Properties, LLC (the “Joint Venture”). The Joint Venture is the owner of a multi-tenant retail shopping center located in Richardson, Texas, commonly known as the Richardson Heights Shopping Center (the “Richardson Heights Property”).  The Company hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2011.

(a)

Financial Statement of Business Acquired.

Richardson Heights Property

Report of Independent Registered Public Accounting Firm

Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010

Notes to the Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010

(b)

Pro Forma Financial Information.

Hartman Short Term Income Properties XX, Inc.

Summary of Unaudited Pro Forma Financial Statements

Unaudited Pro Forma Balance Sheet as of September 30, 2011

Notes to Unaudited Pro Forma Balance Sheet as of September 30, 2011

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2011

Notes to the Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2011

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of Hartman Short Term Income Properties XX, Inc.

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of the Richardson Heights Shopping Center (the Property) for the year ended December 31, 2010.  The Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of the Property for the year ended December 31, 2010 in conformity with the accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, TX

February 15, 2013

RICHARDSON HEIGHTS SHOPPING CENTER

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010

	Nine months ended September 30, 2011 (unaudited)	Year ended December 31, 2010
Revenues:
Rental income	$1,364,673	$1,876,495
Tenant reimbursements and other income	239,412	346,282
Total revenues	1,604,085	2,222,777

Expenses:
Operating, maintenance and management	190,561	206,626
Real estate taxes and insurance	338,995	451,265
General and administrative expenses	71,250	59,323
Total expenses	600,806	717,214

Excess of revenues over certain operating expenses	$1,003,279	$1,505,563

See accompanying notes to statements of revenues over certain operating expenses

RICHARDSON HEIGHTS SHOPPING CENTER

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2011and the Year Ended December 31, 2010

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On October 31, 2011, Hartman Short Term Income Properties XX, Inc. (the “Company”) increased its interest in a retail shopping center located in Richardson, Texas, commonly known as Richardson Heights Shopping Center (the “Richardson Heights Property” or the “Property”), to 100%.  The Richardson Heights Property was acquired on December 28, 2010 by a limited liability company (“Hartman Richardson Heights Properties, LLC” or the “Joint Venture”) owned by the Company and Hartman Short Term Income Properties XIX, Inc. (“Hartman XIX”), an affiliate of the Company.

The Company’s initial ownership of the Joint Venture was 10%.  During the period from April 19, 2011 through September 13, 2011 the Company increased its ownership in the Joint Venture from 10% to 49%.  On October 31, 2011 the Company’s ownership interest in the Joint Venture increased to 100%.

The Richardson Heights Property is a multi-tenant retail shopping center consisting of approximately 201,000 rentable square feet.  As of September 30, 2011 the Property was occupied by 31 tenants, including 3 tenants who lease pad sites which are not included in the total rentable space of the Property.  The total occupancy of rentable space was 56.7% at September 30, 2011.

The Company is a Maryland corporation formed to acquire, develop and own office, retail, industrial and warehouse properties.

2.  BASIS OF PRESENTATION

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of interest, depreciation and amortization, and certain general and administrative costs, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The Richardson Heights Property is owned by Hartman Richardson Heights Properties, LLC.  As of December 31, 2010 the Joint Venture was a consolidated subsidiary of Hartman XIX.  As of December 31, 2011, Hartman Richardson Heights Properties, LLC was reported as a consolidated subsidiary of the Company.

An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years because: (1) the Property was acquired from an unrelated party and (2) based on due diligence investigation, assessment and inquiry regarding the Property conducted by the Company and Hartman XIX, management is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.  The Property was acquired from secured lender of the prior owner.  Financial information for periods prior to June 2009 is not available.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The leases are accounted for as noncancelable operating leases.  The leases include provisions for the reimbursement of expenses for common area maintenance, real estate taxes and insurance costs.  Pursuant to the lease agreements, income related to reimbursed costs are recognized in the period during which the applicable costs are incurred.  Certain leases may provide for tenant occupancy during which no rent is due and/or increases are provided for in minimum lease payments due over the term of the leases.  Rental income is recognized on the straight-line basis.

Operating Expenses

Operating expenses include those expenses expected to be comparable to the proposed future operations of the Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as interests, bad debt, depreciation and amortization are excluded from the accompanying statements of revenues over certain operating expenses.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for tenants occupying the Property was 3.8 years as of December 31, 2010.  Minimum rents to be received from tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2010 were as follows:

Years ending December 31,	Minimum Future Rents
2011	$1,799,453
2012	1,492,822
2013	1,145,784
2014	904,405
2015	567,948
Thereafter	1,345,723
Total	$7,256,135

The following tenants comprised 10% or more of annualized base rental income of the Property as of December 31, 2010:

Tenant	Percentage of Annualized Base Rental Income
TJ Maxx #236	17%
Party City	12%

5.  COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters.  The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Property’s results of operations.

6.  SUBSEQUENT EVENTS

On September 26, 2012, the Company through its wholly owned subsidiary Hartman Richardson Heights Properties LLC (“HRHP LLC”), entered in to a lease agreement with the exclusive Alamo Draft House franchisee for the Dallas/Fort Worth area.  Alamo Draft House is a specialized movie theatre concept which combines showings of new release and classic films with dining and other entertainment.  The building and tenant improvement cost for the Alamo Draft House lease is estimated to be approximately $4.8 million.  The City of Richardson, Texas and HRHP LLC have entered into an economic development incentive agreement.  Under the terms of the incentive agreement, the City of Richardson will provide annual grants to be paid in equal installments over a five year period of up to $1.5 million and sales tax grants to be paid annually over the first 10 years of the tenant lease.  Funding for the improvement work will be provided by equity capital together with funds as need under the Company’s Credit Facility.

Through February 15, 2013, the date the Historical Summary was available to be issued, the Company has evaluated subsequent events and determined no such events have occurred subsequent to December 31, 2010 that warrant additional disclosure other than disclosed here in.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the balance sheets of the Company as of December 31, 2010 and September 30, 2011, and the related statements of operations, equity, and cash flows for the year ended December 31, 2010 and for the nine months ended September 30, 2011 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 31, 2011 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed with the SEC on November 14, 2011.

The following unaudited pro forma balance sheet as September 30, 2011 has been prepared to give effect to the acquisition of the Richardson Heights Property which was acquired by the Joint Venture on December 28, 2010 as if the acquisition had been solely made by the Company on September 30, 2011.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared to give effect to the acquisition of the Richardson Heights Property as if the acquisition had been solely made by the Company on January 1, 2010.

These unaudited pro forma financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Richardson Heights Property occurred on January 1, 2010.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Richardson Heights Shopping Center (b)	Adjustments and eliminations (c)	Pro Forma Total
Assets:
Real Estate:
Land	$ -	$ 4,787,500	$ -	$ 4,787,500
Buildings and improvements	-	14,180,645	-	14,180,645

Total real estate, at cost	-	18,968,145	-	18,968,145

Less accumulated depreciation and amortization	-	-	-	-

Total real estate, net	-	18,968,145	-	18,968,145
Cash and cash equivalents	1,036,633	764,531	-	1,801,164
Rents and other receivables	-	63,700	-	63,700
Deferred financing costs and other assets, net	20,075	129,490	-	149,565
Due from an affiliated entity		328,633	-	328,633
Investment in unconsolidated Joint Venture	9,534,692	-	(9,534,692)	-
Note receivable from affiliate	-	9,750,000	(9,750,000)	-

Total assets	$ 10,591,400	$ 30,004,499	$ (19,284,692)	$ 21,311,207

Liabilities:
Accrued expenses and accounts payable	$ 83,569	$ 466,685	$ -	550,254
Selling commissions payable	16,510	-	-	16,510
Dividends and distributions payable	67,757	-	-	67,757
Due to an affiliated entity	538,620	-	-	538,620
Note payable	-	9,575,000	-	9,575,000

Total liabilities	706,456	10,041,685	-	10,748,141

Shareholders' equity:
Preferred shares, $0.001 par value 200,000,000 shares authorized Preferred shares - Series One, convertible, non-voting, 1,000 shares issued and outstanding	1	-	-	1
Common shares subscribed	-	-	-	-
Common shares , $0.001 par value 750,000,000 shares authorized, 1,187,377 shares issued and outstanding at September 30, 2011.	1,187	-	-	1,187
Additional paid-in-capital	11,072,025	-	-	11,072,025
Members capital	-	19,150,000	(19,150,000)	-
Accumulated distributions and net loss	(1,188,269)	812,814	(134,692)	(510,147)

Total shareholders' equity	9,884,944	19,962,814	(19,284,692)	10,563,066

Total equity	9,884,944	19,962,814	(19,284,692)	10,563,066

Total liabilities and equity	$ 10,591,400	$ 30,004,499	$ (19,284,692)	$ 21,311,207

See notes to unaudited pro forma balance sheet as of September 30, 2011

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2011

(a)

Historical financial information as of September 30, 2011 is derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.

(b)

Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Richardson Heights Property and related cash, accounts receivable, other assets, current liabilities and notes payable as if the acquisition of 100% of the interest in the Property had occurred on September 30, 2011.  The purchase price of the Richardson Heights Property, exclusive of closing costs and other acquisition costs, was $19.15 million.  The actual acquisition of the Property was executed by the Joint Venture.  The Joint Venture was funded (i) by Hartman XIX which had an initial interest in the Joint Venture of 90% as a result of its contribution of $17.235 million cash, and (ii) by the Company which had an initial interest of 10% as result of its contribution of $1.915 million cash from proceeds of the Company’s initial public offering.

(c)

Represents adjustments and eliminations to the pro forma balance sheet of the Company to give effect to the Company’s investment in the Joint Venture, Hartman XIX’s investment in the Joint Venture, and the related party loan from the Joint Venture to Hartman XIX.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2011

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Richardson Heights Shopping Center (b)	Adjustments and eliminations		Pro Forma Total
Revenues:
Rental income	$ -	$ 1,364,673			$ 1,364,673
Tenant reimbursements and other income	-	239,412			239,412

Total revenues	-	1,604,085	-		1,604,085

Expenses:
Operating, maintenance and management	-	190,561			190,561
Real estate taxes and insurance	-	338,995			338,995
Depreciation and bad debt expense	-	441,536			441,536
Interest income	-	(326,989)	326,989	(c)	-
Interest expense	-	330,757	68,598	(d)	399,355
Asset management and acquisition fees	212,877	-			212,877
Organization and offering costs	42,692	-			42,692
General and administrative	159,709	51,908			211,617

Total expenses	415,278	1,026,768	395,587		1,837,633

Net income (loss) from operations	(415,278)	577,317	(395,587)		(233,548)

Equity in earnings of unconsolidated Joint Venture	149,473	-	(149,473)	(e)	-

Net loss	(265,805)	577,317	(545,060)		(233,548)

Less: Net income attributable to noncontrolling interests	-	(427,844)	427,844		-

Net loss attributable to common shareholders	$ (265,805)	$ 149,473	$ (117,216)		$ (233,548)

Net loss per common share - basic and diluted	$ (0.44)				$ (0.39)

Weighted average number of shares outstanding - basic and diluted	598,189				598,189

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2011

(a)

Historical financial information for the nine months ended September 30, 2011 are derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.

(b)

Represents items of income and expense for the Richardson Heights Property for the nine months ended September 30, 2011.  The historical statement of operations of the Company for the nine months ended September 30, 2011 reflects the Company’s undivided equity in earnings of the Property by virtue of the Company’s ownership interest in the Joint Venture.

(c)

Represents elimination of interest income reflected on the historical operating statement of the Richardson Heights Property as if the loan proceeds from the post acquisition refinancing of the Property had not been loaned by the Joint Venture to Hartman XIX.

(d)

Represents adjustment to interest expense reflected on the historical operating statement of the Richardson Heights Property as if the post acquisition refinancing of the Property had been in place as of January 1, 2010.

(e)

Represents elimination of the equity in earnings of the Company which is presented separately in the pro forma adjustments column for the property.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Richardson Heights Shopping Center (b)		Adjustments and eliminations		Pro Forma Total
Revenues:
Rental income	$ -	$ 1,876,495				$ 1,876,495
Tenant reimbursements and other income	-	346,282				346,282

Total revenues	-	2,222,777		-		2,222,777

Expenses:
Operating, maintenance and management	-	206,626				206,626
Real estate taxes and insurance	-	451,265				451,265
Fees to affiliates	-					-
Depreciation and bad debt expense	-	315,214	(c)			315,214
Interest income	(93)	-				(93)
Interest expense	-	533,937	(d)			533,937
Asset management and acquisition fees	47,875	-		430,875	(e)	478,750
Organization and offering costs	101,580	-				101,580
General and administrative	99,548	59,323				158,871

Total expenses	248,910	1,566,365		430,875		2,246,150

Net income (loss) from operations	(248,910)	656,412		(430,875)		(23,373)

Equity in earnings of unconsolidated Joint Venture	1,719	-		(1,719)		-

Net loss	(247,191)	656,412		(432,594)		(23,373)

Less: Net income attributable to noncontrolling interests	-					-

Net loss attributable to common shareholders	$ (247,191)	$ 656,412		$ (432,594)		$ (23,373)

Net loss per common share - basic and diluted	$ (0.41)					$ (0.04)

Weighted average number of shares outstanding - basic and diluted	598,189					598,189

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2010

(a)

Historical financial information for the year ended December 31, 2010 are derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)

Represents items of income and expense for the Richardson Heights Property for the year ended December 31, 2010.  The historical statement of operations of the Company for the year ended December 31, 2010 reflects the Company’s undivided equity in earnings of the Property by virtue of the Company’s ownership interest in the Joint Venture.

(c)

Represents depreciation and amortization expense as if the Richardson Heights Property had been owned as of January 1, 2010.  Depreciation and amortization expense reflected is based on an acquisition cost of $19.150 million with $4.788 million allocated to land and $14.362 million allocated to depreciable and amortizable assets.  Depreciable and amortizable assets are further allocated to (i) $10.310 million to buildings and improvements to be recovered over 39 years, (ii) $3.474 million to in-place lease value to be recovered over the 7 year average remaining life of in-place leases, and (iii) $0.578 million to improvements to be recovered over the 3.7 years average remaining life of in-placed leases.

(d)

Represents adjustment to interest expense reflected on the historical operating statement of the Richardson Heights Property as if the post acquisition refinancing of the Property had been in place as of January 1, 2010.

(e)

Represents adjustment to the acquisition fee to the Company’s sponsor as if the Richardson Heights Property had been acquired as of January 1, 2010.  The total pro forma fee is equal to 2.5% of the $19.150 million Property acquisition cost.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: February 15, 2013

By:

/s/  Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit

Description

23.1

Consent of Independent Registered Public Accounting Firm.